UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 28, 2025

ITERUM THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-38503	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Dublin Landings North Wall Quay Dublin1, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6694820

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	ITRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 28, 2025, Iterum Therapeutics plc (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an institutional investor (the “Purchaser”) pursuant to which the Company agreed to issue and sell (i) 3,040,000 of its ordinary shares, nominal value $0.01 per share (the “Ordinary Shares”) and (ii) pre-funded warrants (the “Pre-funded Warrants”) to purchase up to an aggregate of 2,515,556 ordinary shares in a registered direct offering (the “Offering”). The gross proceeds to the Company from the offering, before deducting the placement agent’s fees and other estimated offering expenses payable by the Company, are approximately $5.0 million.

The Pre-funded Warrants are immediately exercisable at a price of $0.01 per ordinary share, subject to adjustment in certain circumstances, and expire when exercised in full, subject to certain conditions.

The offering price was $0.90 per Ordinary Share and $0.89 per Pre-funded Warrant. Under the terms of the Pre-Funded Warrants, the Company may not effect the exercise of any Pre-Funded Warrant, and a holder will not be entitled to exercise any portion of any Pre-Funded Warrant that, upon giving effect to such exercise, would cause the aggregate number of Ordinary Shares beneficially owned by such holder (together with its affiliates) to exceed 9.99% of the number of Ordinary Shares outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrant, which percentage may be changed at the holder’s election not in excess of 9.99% upon 61 days’ notice to the Company.

The Ordinary Shares and the Pre-funded Warrants will be issued and sold pursuant to a shelf registration statement on Form S-3 that was originally filed with the Securities and Exchange Commission (“SEC”) on October 7, 2022 and declared effective by the SEC on October 17, 2022 (File No. 333-267795). A prospectus supplement relating to the offering has been filed with the SEC. The closing of the offering is expected to take place on or about April 30, 2025, subject to customary closing conditions.

The Company has agreed to pay H.C. Wainwright & Co., LLC (“Wainwright”) a cash fee equal to 7.5% of the gross proceeds of the Offering and a management fee equal to 1.0% of the gross proceeds of the Offering. The Company will also reimburse Wainwright’s reasonable and documented expenses in connection with the Offering, including fees and expenses of outside counsel, in the amount of up to $100,000, non-accountable expenses of $50,000, and up to $15,950 for Wainwright’s clearing expenses. The Company estimates the total offering expenses of the Offering that will be payable by the Company, excluding the placement agent fee but including reimbursable expenses of Wainwright and the management fee, will be approximately $450,000. After deducting the placement agent fee and the Company’s estimated offering expenses, the Company expects the net proceeds from the Offering to be approximately $4.2 million.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchaser, including for liabilities arising under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Pre-funded Warrants and the Securities Purchase Agreement are qualified in their entirety by reference to the full text of the form of Pre-funded Warrant and the form of Securities Purchase Agreement, which are attached hereto as Exhibit 4.1 and Exhibit 10.1, respectively.

A copy of the legal opinion of A&L Goodbody LLP as to the legality of the Ordinary Shares is attached as Exhibit 5.1 hereto, and a copy of the legal opinion of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Pre-funded Warrants is attached as Exhibit 5.2 hereto.

Item 8.01	Other Events.

The Company expects that the net proceeds of the Offering, together with its existing cash and cash equivalents, will be sufficient to enable it to fund its operating expenses and capital expenditure requirements into 2026, allowing the Company to continue to fund both its ongoing strategic process and its pre-commercialization activities, and, in the event its strategic process does not result in any type of transaction, a potential commercial launch of ORLYNVAH™ by the fourth quarter of 2025. However, the Company has based this estimate on assumptions that may prove to be wrong, and its operating plans may change as a result of many factors and various risks and uncertainties. The Company could deplete its capital resources sooner than it currently expects.

The full text of the press release announcing the pricing of the Offering, dated April 29, 2025, is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements. These forward-looking statements include, without limitation, statements regarding the anticipated closing of the registered direct offering and the sufficiency of the Company’s cash resources to fund its operating expenses. In some cases, forward-looking statements can be identified by words such as “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “would,” “will,” “future,” “potential” or the negative of these or similar terms and phrases. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include all matters that are not historical facts. Actual future results may be materially different from what is expected due to factors largely outside the Company’s control, including whether the conditions for the closing of the Offering will be satisfied, risks and uncertainties concerning the outcome, impact, effects and results of the Company’s evaluation of strategic alternatives, including the terms, timing, structure, value, benefits and costs of any strategic alternatives, the Company’s ability to complete a strategic alternative transaction, the Company’s ability to raise sufficient capital and successfully prepare and implement commercialization plans for ORLYNVAH™ with a commercial partner or directly, including the Company’s ability to build and maintain a sales force and prepare for commercial launch of ORLYNVAH™, if Iterum is unsuccessful at entering into or completing a strategic transaction, the ability of shareholders and other stakeholders to realize any value or recovery as part of a wind down process if Iterum is unsuccessful at entering into or completing a strategic transaction or preparing and implementing commercialization plans for ORLYNVAH™, the market opportunity for and the potential market acceptance of ORLYNVAH™ for uUTIs caused by certain designated microorganisms in adult women who have limited or no alternative oral antibacterial treatment options, the Company’s ability to continue as a going concern, uncertainties inherent in the conduct of clinical and non-clinical development, changes in regulatory requirements or decisions of regulatory authorities, the timing or likelihood of regulatory filings and approvals, changes in public policy or legislation, commercialization plans and timelines, the actions of third-party clinical research organizations, suppliers and manufacturers, the accuracy of the Company’s expectations regarding how far into the future the Company’s cash on hand will fund the Company’s ongoing operations, the Company’s ability to maintain its listing on the Nasdaq Capital Market and other factors discussed under the caption “Risk Factors” in its Annual Report on Form 10-K filed with the SEC on February 7, 2025, and other documents filed with the SEC from time to time. Forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Pre-funded Warrant

5.1	Opinion of A&L Goodbody LLP, Irish counsel to Iterum Therapeutics plc

5.2	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Iterum Therapeutics plc

10.1	Form of Securities Purchase Agreement, dated April 28, 2025, by and among Iterum Therapeutics plc and the purchaser party thereto

23.1	Consent of A&L Goodbody LLP (contained in Exhibit 5.1 above)

23.2	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.2 above)

99.1	Press Release of Iterum Therapeutics plc, dated April 29, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITERUM THERAPEUTICS PLC

Date: April 29, 2025	By:	/s/ Corey N. Fishman
Corey N. Fishman
Chief Executive Officer